Exhibit 10.48


                                  MEDICON, INC.

                       JUNIOR SUBORDINATED PROMISSORY NOTE


$400,000.00                                                 New York, New York
                                                            February 15, 1996



          FOR VALUE RECEIVED, and in accordance with that certain Severance Agreement (the "Severance Agreement"), dated the date hereof, between the
                -------------------
Company and Jack M. Korsower, M.D. (the "Holder"), the undersigned, MEDICON,
                                         ------
INC., an Illinois corporation (the "Company"), promises to pay to the order of
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the Holder, the principal sum of four hundred thousand dollars ($400,000.00) on the earlier of an Initial Public Offering, Sale Transaction or August 15, 1998 (the "Maturity Date"), with interest thereon as provided herein.
      -------------

          1.  Interest.  The Company promises to pay interest on the principal
              --------
amount of this Note at the rate of 8-1/2% per annum. Interest on this Note shall accrue from the date of issuance and shall be payable in full on the Maturity Date. Interest shall be computed on the basis of a 365-day year.

          2.  Optional Prepayment.
              -------------------

               (a)  Upon notice given to the Holder of this Note as provided in
Section 5 of hereof, the Company, at its option, may prepay all or any portion of this Note, at any time, by paying an amount equal to the outstanding principal amount of this Note, or the portion of this Note called for prepayment, together with interest accrued and unpaid thereon to the date fixed for prepayment, without penalty or premium.

               (b) The Company may give written notice of prepayment of this Note or any portion thereof not less than 10 nor more than 60 days prior to the date fixed for such prepayment. Such notice of prepayment shall be given in the manner specified in Section 5 of this Note. Upon notice of prepayment being given by the Company, the Company covenants and agrees that is shall prepay, on the date therein fixed for prepayment, this Note or the portion hereof so called for prepayment, at the outstanding principal amount thereof or the portion thereof so called for prepayment together with interest accrued and unpaid thereon to the date fixed for such prepayment.

               (c) All optional prepayments under this Section 2 shall include payment of accrued interest on the principal amount so prepaid.

          3.  Defaults and Remedies.
              ---------------------

               (a)  Events of Default.  An "Event of Default' shall occur if:
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                                                                               2

                    (i) the Company shall default in the payment of the principal of and interest on this Note, when and as the same shall become due and payable in accordance with the terms of this Note, and such default shall continue for a period of five days;

                    (ii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(a) relief in respect of the Company, or of a substantial part of its property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company, or for a substantial part of its property or assets, or (c) the winding up or liquidation of the Company; and such proceeding or petition shall continue undismissed for 60 days, or an order or decree approving or ordering any of the foregoing shall be entered; or

                    (iii) the Company shall (a) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal or state bankruptcy, insolvency, receivership or similar law, (b) consent to the institution of or the entry of an order for relief against it, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (ii) of this Section 3(a), (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company, or for a substantial part of its property or assets, (d) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors, (f) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (g) take any action for the purpose of effecting any of the foregoing.

               (b)  Acceleration.  If an Event of Default occurs under this
                    ------------
Section 3, then the outstanding principal of and all accrued interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived.

          4.  Subordination.  This Note shall at all times be wholly subordinate
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and junior in right of payment to all Senior Indebtedness to the extent and in the manner provided in this Section 4.

               (a) As used in this Section 4, the following terms shall have the following meanings:

          "Senior Default" shall mean (i) an Event of Default as defined in and
           --------------
pursuant to Article 7 of the Senior Subordinated Notes and (ii) any default in the payment of principal of or interest on any Senior Indebtedness or default in the observance or performance of any other agreement or condition relating to any such Senior Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition, is to cause, or to permit the holder or holders of such Senior Indebtedness (or a



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trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Senior Indebtedness to become due prior to its stated maturity.

          "Senior Indebtedness" shall mean (i) the principal of and interest on
           -------------------
(including without limitation any interest that accrues after the commencement of any case, proceeding or other legal action relating to the bankruptcy, insolvency or reorganization of the Company whether or not such interest constitutes an allowed claim) the Senior Subordinated Notes, (ii) any other monetary obligation of the Company arising out of or in connection with the Senior Subordinated Notes or the Subordinated Note and Stock Purchase Agreement and (iii) any indebtedness for borrowed money of the Company, whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed by the Company, unless the instrument creating or evidencing the same expressly provides that such Indebtedness is on a parity with or subordinated in right of payment to the Subordinated Indebtedness.

          "Subordinated Indebtedness" shall mean the principal of and interest
           -------------------------
on this Note.

               (b)  General.  Upon the maturity of any Senior Indebtedness by
                    -------
lapse of time, acceleration, required prepayment or otherwise, all Senior Indebtedness then so due and payable shall first be paid or provided for in full in cash, before any payment is made on account of the Subordinated Indebtedness then so due and payable.

               (c)  Limitation on Payment.  Unless and until (i) all Senior
                    ---------------------
Defaults shall have been remedied or effectively waived or shall have ceased to exist or (ii) the Senior Indebtedness in respect of which such Senior Defaults shall have occurred shall have been paid in full or duly provided for in a manner satisfactory to the holders of the Senior Indebtedness, as the case may be, no direct or indirect payment (in cash, property, securities or by set-off or otherwise) shall be made on account of the principal of or interest on this Note or as a sinking fund for such Note or in respect of any redemption, retirement, purchase or other acquisition of such Note; provided, however, that
                                                        --------  -------
after the earlier to occur of (i) the Maturity Date or (ii) the acceleration of this Note pursuant to Section 3(a)(ii) or 3(a)(iii), the restrictions on payment set forth in this Section 4(c) will not be effective at any time there exists a Senior Default unless the Senior Indebtedness in respect of which such Senior Default exists has been accelerated and all remedies are being exercised..

               (d)  Limitation on Remedies.  Prior to the earlier to occur of
                    ----------------------
(i) the Maturity Date, (ii) the payment in full of the Senior Indebtedness or
(iii) acceleration of this Note pursuant to Section 3(a)(ii) or 3(a)(iii), the Holder shall not declare this Note to be due and payable by reason of any Event of Default or otherwise take any action against the Company in connection with this Note (including, without limitation, commencing any legal action against the Company or filing or joining in the filing of any insolvency petition against the Company).

               (e)  Subordination Upon Certain Events.  Upon the occurrence of
                    ---------------------------------
any Event of Default under Sections 3(a)(ii) or (iii) of this Note:



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                                                                               4

                    (i) Upon any payment or distribution of assets of the Company to creditors of the Company, holders of Senior Indebtedness shall be entitled to receive payment in full in cash before the holder of Subordinated Indebtedness shall be entitled to receive any payment in respect of the Subordinated Indebtedness.

                    (ii) Until all Senior Indebtedness is paid in full in cash, any distribution to which the holders of Subordinated Indebtedness would be entitled but for this Section 4 shall be made to holders of Senior Indebtedness, as their interests may appear.

                    (iii) For purposes of this Section 4, a distribution may consist of cash, securities or other property, by set-off or otherwise.

               (f)  Payments and Distributions Received.  If the Holder shall
                    -----------------------------------
have received any payment from or distribution of assets of the Company in respect of the Subordinated Indebtedness in contravention of the terms of this
Section 4 before all Senior Indebtedness is paid in full in cash, then and in such event such payment or distribution shall be received and held in trust for and shall be paid over or delivered to the holders of Senior Indebtedness (or their authorized agent) to the extent necessary to pay all such Senior Indebtedness in full in cash.

               (g)  Subrogation.  After all amounts payable under or in respect
                    -----------
of Senior Indebtedness are paid in full in cash, the Holder shall be subrogated to the rights of holder of Senior Indebtedness to receive payments or distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the holder of the Subordinated Indebtedness have been applied to the payment of Senior Indebtedness.

               (h)  Relative Rights.  This Section defines the relative rights
                    ---------------
of the holders of the Subordinated Indebtedness and the holder of Senior Indebtedness. Nothing in this Section shall: (i) impair, as between the Company and the holder of the Subordinated Indebtedness, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on Subordinated Indebtedness in accordance with its terms; or (ii) effect the relative rights of holder of a Subordinated Indebtedness and creditors of the Company other than holders of Senior Indebtedness.

               (i)  Subordination May Not Be Impaired by the Company.  No right
                    ------------------------------------------------
of any holder of any Senior Indebtedness to enforce the subordination of the Subordinated Indebtedness shall be impaired by any failure by the Company to comply with this Note.

               (j)  Payments.  A payment with respect to principal of or
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interest on the Subordinated Indebtedness shall include, without limitation, payment of principal of, and interest on the Subordinated Indebtedness.

               (k)  Subordination Not Impaired; Benefit of Subordination.  The
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Holder agrees and consents that without notice to or assent by such Holder, and without affecting the liabilities and obligations of the Company and such Holder and the rights and benefits of the holders of the Senior Indebtedness set forth herein:



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                    (i)  the obligations and liabilities of the Company and any other party or parties for or upon the Senior Indebtedness may, from time to time, be increased, renewed, refinanced, extended, modified, amended, restated, compromised, supplemented, terminated, waived or released; and

                    (ii) any balance or balances of funds with any holder of Senior Indebtedness at any time outstanding to the credit of the Company may, from time to time, in whole or in part, be surrendered or released;

all as the holders of the Senior Indebtedness, and any representative or representatives acting on behalf thereof, may deem advisable, and all without impairing, abridging, diminishing, releasing or affecting the subordination of the Subordinated Indebtedness to the Senior Indebtedness provided for herein.

               (l)  Modification of Subordination Provisions.  The subordination
                    ----------------------------------------
provisions of this Note are for the benefit of the holders from time to time of Senior Indebtedness and, so long as any Senior Indebtedness remains unpaid, these provisions may not be modified, rescinded or canceled in whole or in part without the prior written consent thereto of the holders of a majority of the aggregate principal amount outstanding of Senior Subordinated Notes and the holders of a majority of the aggregate principal amount outstanding of any other Senior Indebtedness which the Company may from time to time designate as entitled to the benefits of this Section 5(l).

               (m)  Miscellaneous.
                    -------------

                    (i) To the extent permitted by applicable law, the Holder and the Company hereby waive notice of acceptance hereof by the holders of the Senior Indebtedness.

                    (ii) The Company and the Holder hereby expressly agree that the holders of Senior Indebtedness may enforce any and all rights derived herein by suit, either in equity or law, for specific performance of any agreement contained in these subordination provisions or for judgement at law and any other relief whatsoever appropriate to such action or procedure.

                    (iii) The Holder acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of this Note, and each holder of Senior Indebtedness shall be deemed conclusively to have relied upon such subordination provisions in acquiring and continuing to hold the Senior Indebtedness held by such holder, sa the case may be.

          5.  Definitions.  As used in this Note, and unless the context
              -----------
requires a different meaning, the following terms have the meanings indicated:



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                                                                               6

          "Capital Stock" of any Person means any and all shares, interests,
           -------------
participations or other equivalents (however designated) of such Person's capital stock (or equivalent ownership interests in a Person not a corporation) whether now outstanding or hereafter issued, including, without limitation, all common stock and preferred stock and any rights, warrants or options to purchase such Person's capital stock.

          "Contingent Obligation" means, as to any Person, any direct or
           ---------------------
indirect liability of that Person with respect to any Indebtedness, lease, dividend, guaranty, letter of credit or other obligation (each a "primary
                                                                  -------
obligation") of another Person (with respect to a given primary obligation, the
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"primary obligor"), whether or not contingent, (a) to purchase, repurchase or
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otherwise acquire any such primary obligation or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor in respect of any such primary obligation or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of such primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor in respect thereof to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss or failure or inability to perform in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof.

          "Event of Default" has the meaning assigned such term in Section 3(a).
           ----------------

          "GAAP" means generally accepted United States accounting principles in
           ----
effect from time to time.

          "Indebtedness" means, as to any Person, (a) all obligations of such
           ------------
Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and accrued commercial or trade liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (f) all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (g) all indebtedness secured by any lien (other than liens in favor of lessors under leases other than leases included in clause (f)) on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by such Person or is non-recourse to the credit of such Person and (h) all Contingent Obligations of such Person.



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          "Initial Public Offering" shall mean the sale in an underwritten
           -----------------------
offering by the Company of its Capital Stock pursuant to a registration statement on Form S-1 or otherwise under the Securities Act.

          "Investors" shall mean Whitney Subordinated Debt Fund, L.P., Whitney
           ---------
1990 Equity Fund, L.P., J.H. Whitney & Co. and Chemical Venture Capital Associates.

          "Maturity Date" has the meaning assigned to such term in the first
           -------------
paragraph of this Note.

          "Person" means any individual, firm, corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

          "Sale Transaction" means an acquisition of all or any substantial part
           ----------------
of the business and properties of the Company and its subsidiaries taken as a whole, whether by merger, tender offer, purchase of assets or shares of capital stock or otherwise.

          "Senior Default" has the meaning assigned such term in Section 4(a).
           --------------

          "Senior Indebtedness" has the meaning assigned such term in Section
           -------------------
4(a).

          "Senior Subordinated Notes" means the Company's Senior Subordinated
           -------------------------
Promissory Notes, dated November 3, 1994, in aggregate principal amount of $10,000,000.00.

          "Severance Agreement" has the meaning assigned to such term in the
           -------------------
first paragraph hereof.

          "Subordinated Note and Stock Purchase Agreement" means the
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Subordinated Note and Stock Purchase Agreement, dated as of the date hereof, between the Company and certain other parties thereto pursuant to which, among other things, the Company issued the Senior Subordinated Notes.

          6.  Notices.  All notices, demands and other communications provided
              -------
for or permitted hereunder shall be made in the manner specified in Section 6(e) of the Severance Agreement.

          7.  Successors and Assigns.  This Note shall inure to the benefit of
              ----------------------
and be binding upon the successors and permitted assigns of the parties hereto.
The Holder may not assign any of his rights under this Note.   The Company may
not assign any of its obligations under this Note without the written consent of the Holder.

          8.  Amendment and Waiver.
              --------------------

               (a) No failure or delay on the part of the Company or the Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor



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                                                                               8

shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Holder at law, in equity or otherwise.

               (b) Any amendment, supplement or modification of or to any provision of this Note, any waiver of any provision of this Note, and any consent to any departure by the Company from the terms of any provision of this Note, shall be effective (i) only if it is made or given in writing and signed by the Company and the Holder, and (ii) only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Note, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          9.  Governing Law.  This Note shall be governed by and construed in
              -------------
accordance with the laws of the State of Illinois, without regard to the principles of conflicts of law of such State.

          10.  Severability.  If any one or more of the provisions contained
               ------------
herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          11.  Entire Agreement.  This Note and the Severance Agreement are
               ----------------
intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect



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                                                                               9

of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Note and the Severance Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.


                                             MEDICON, INC.



                                             By:          COPY
                                                 ------------------------------
                                                 Name: Carl R. Adkins, M.D.
                                                 Title: Chief Executive Officer